Exhibit 99.1

 ADMA Biologics  Realizing the Potential of Specialty Biologicswith Groundbreaking Immunotechnology  January 2025  NASDAQ: ADMA

 Forward-Looking Statements  This presentation contains "forward-looking statements" pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, about ADMA Biologics, Inc. and its subsidiaries (collectively, “we,” “our” or the “Company”), including, without limitation, statements that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words “estimate,” “project,” “potential,” “possible,” “forecast,” “intend,” “target,” “anticipate,” “plan,” “expect,” “believe,” “will,” “is likely,” “will likely,” “should,” “could,” “would,” “may” or, in each case, their negative, or words or expressions of similar meaning. These forward-looking statements also include, without limitation, our ability to manufacture ASCENIV and BIVIGAM on a commercial scale and further commercialize these products as a result of their approval by the U.S. Food and Drug Administration (the “FDA”) in 2019; our plans to develop, manufacture, market, launch and expand our own commercial infrastructure and commercialize our current products and future products; our plans to expand our pipeline with differentiated immune globulin product candidates in development (including SG-001) and estimated revenue potential for such product candidates; potential near and mid-term value creation through certain milestones; the possibility of expanding our product portfolio with additional specialty immune globulin products; product expansions into new fields of use, indications, target populations and product candidates, and the labeling or nature of any such approvals; our dependence upon our third-party and related party customers, suppliers and vendors and their compliance with applicable regulatory requirements; our ability to obtain adequate quantities of FDA-approved plasma with proper specifications; the likelihood and timing of FDA action with respect to any further filings by the Company; the expected financial, strategic and commercial benefits of our FDA-approved SA25 Workcell aseptic fill finish machine; the potential production yield enhancement and potential benefits, if approved; results of clinical development; the potential of specialty plasma-derived biologics to provide meaningful clinical improvement for patients living with Primary Immune Deficiency Disease (“PI”); expected market size growth in the U.S. immune globulin market; our ability to market and promote our products in the competitive environment and to generate meaningful revenues; our estimated revenue potential and related timing; certain revenue opportunities; future financial guidance; our estimated revenue growth relative to our competitors; our production capacity and yield and ability to increase such capacity and yield; our ability to increase market share and grow revenue through anticipated product launches as well as expected peak market share; estimated global supply and demand for plasma; our ability to ensure continuity of product supply; our estimates regarding EBITDA and Adjusted EBITDA; the estimated value of our Boca Raton manufacturing facility; potential clinical trial initiations; potential investigational new product applications, Biologics License Applications, and expansion plans; our intellectual property position and the defense thereof, including our expectations regarding the scope of patent protection with respect to our products or other future pipeline product candidates; the achievement of or expected timing of clinical and regulatory milestones; our manufacturing capabilities; third-party contractor capabilities and strategy; our manufacturing, supply and other collaborative agreements; potential contract manufacturing opportunities and sales of our immune globulin products; our estimates regarding expenses, capital requirements and needs for additional financing; possible or likely reimbursement levels for our currently marketed products and estimates regarding market size; projected growth and sales of our existing products as well as our expectations of market acceptance of BIVIGAM® and ASCENIV™; and future domestic and global economic conditions and performance. The forward-looking statements contained herein represent the Company’s estimates and assumptions only as of the date of this presentation, and the Company undertakes no duty or obligation to update or revise publicly any forward-looking statements contained in this presentation, except as otherwise required by the federal securities laws. Forward-looking statements are subject to many risks, uncertainties and other factors that could cause our actual results, and the timing of certain events, to differ materially from any future results expressed or implied by these forward-looking statements, including, but not limited to, the continued safety and efficacy of, and our ability to obtain and maintain regulatory approvals of, our current products, and the labeling or nature of any such approval, as well as our third-party Respiratory Syncytial Virus plasma agreements and their potential impact on our financial performance; regulatory processes and interpretations of final data of our products and product candidates; acceptability of any of our products for any purpose, by physicians, patients or payers; concurrence by the FDA with our conclusions and the satisfaction by us of its guidance relating to risks; and uncertainties described in our filings with the U.S. Securities and Exchange Commission, including our most recent reports on Form 10-K, 10-Q and 8-K, and any amendments thereto.

 Who We Are  NASDAQ: ADMA

 Who We Are: An Innovative Specialty Biologics Company   ADMA Biologics ian end-to-end commercial biopharmaceutical company committed to manufacturing, marketing and developing specialty biologics for the prevention and treatment of infectious diseases in the immune compromised and other patients at risk for infection   4  ADMA Biologics is an end-to-end, vertically integrated biopharma company leading the wayas a producer of specialty biologics  Three FDA-approved products:  Intellectual Property:  Patents and proven immunotechnology that has forged a new path forward in improving the lives of the immune-compromised and other patients at risk for infection  Providing for commercial durability through the mid/late 2030s and additional R&D pipeline opportunities  Contract manufacturing:  Full suite of CDMO and contract manufacturing capabilities (CMO). Partnering clinical-stage or commercial aseptic filling, packaging, (GMP) testing requirements  Optimized manufacturingprocesses:  Robust, sustainable, and controlled manufacturing process for producing our commercially available specialty biologics  Plasma collection network:  10 state-of-the-art FDA-licensed facilities dedicated to the collection of human plasma equipped with experienced clinicians and credentialed staff for plasma collection and donor care  Long-term, third-party supply contracts in place supporting revenue growth  Corporate HeadquartersRamsey, NJ  Manufacturing CampusBoca Raton, FL  ~700 Full Time Employees  ADMA BioCentersHeadquarters, Roswell, GA

Vertically Integrated U.S.-Based Manufacturing Supply Chain with Innovative Technology

ADMA's end-to-end manufacturing capabilities enable efficiency, visibility and a competitive advantage

Vertically integrated and fully U.S.-based manufacturing supply chain

- ✓ **End-to-end control of supply** chain from plasma collection through plasma fractionation, purification, fill-finish, testing and distribution
- ✓ **Among an elite group of U.S.-based biologic drug manufacturers** with comprehensive in-house control of critical manufacturing and testing functions
- ✓ **Operating in cGMP compliance** with validated methods
- ✓ **Successful implementation of supply chain enhancements** largely de-risks production scale-up and growth outlook
- ✓ **Up to 600,000L (or ~2.4M grams of IG) annual plasma processing capacity**

ADMA BIOCENTERS — End-to-end control of supply chain

PLASMA COLLECTION

ADMA BioCenters & long-term supply contracts provide stable source of plasma

DONORS | PLASMAPHERESIS | FDA REGS -60 DAY-HOLD

SOURCE PLASMA FOR MANUFACTURING

Among an elite group of U.S.-based biologic drug manufacturers

MANUFACTURING & PRODUCTION

World-class facility for fractionation & purification of IGs

CRYOPRECIPITATE | II+III PASTE / IG / IVIG

VIRAL INACTIVATION | ULTRA-FILTRATION

FINAL FORMULATION



In-House Fill-Finish

FILLING & PACKAGING

In-house fill-finish capabilities following the approval of the VanRx SA25 workcell

FILLING INTO VIALS | FINAL PACKAGING & LABELING

LOT # SERIALIZATION

Unique visibility of ~9-12+ months out given end-to-end production cycle


DONOR SCREENING TECHNOLOGY

RELEASE & IN-PROCESS TESTING

QC / Scientific Lab performs small-scale process development, assay development and validation and testing of raw materials

ADMA IN-HOUSE | 3RD PARTY LABS

FDA REVIEW OF EACH LOT | 90 DAYS FOR CERTAIN 3RD PARTY LAB RELEASE TESTS

Comprehensive in-house control of critical manufacturing and testing functions

Well-positioned infrastructure to support near and long-term revenue growth and ensure continuity of product supply into a supply-constrained U.S. immunoglobulin (IG) market

Vertical Integration: Plasma Collection Centers are Essential to Ensure Raw Material Supply to Produce IG

Internal plasma collection capabilities coupled with 3rd party supply contracts support near and long-term revenue growth objectives

ADMA BioCenters Collection Network

- **10 FDA-Approved BioCenters** in Maryland, Tennessee, Louisiana, North Carolina, South Carolina and Georgia
- ADMA BioCenters **collects hyperimmune & normal source plasma – allows for internal control of new R&D product opportunities**



Laurel, MD
Knoxville, TN
Greensboro, NC
Maryville, TN
Kennesaw, GA
Dallas, GA
Myrtle Beach, SC
Goose Creek, SC
Conyers, GA
Hammond, LA

Recently Executed 3rd Party Supply Contracts

- **New 3rd party supply contracts successfully executed:** agreements solidify high titer plasma supply through late 2030s and eliminate ASCENIV's historic growth bottleneck
  - ✓ ADMA can now **source high-titer plasma** from ~250 3rd party collection centers
  - ✓ Supply availability supports **~$1bn potential annual revenue opportunity prior to 2030, with significant growth opportunities anticipated thereafter**
  - ✓ ADMA's proprietary screening assay provides for accelerated **3rd party plasma screening in-house**
  - ✓ **Plasma collection centers are essential to ensure raw material supply** to produce IG



~$1bn annual revenue opportunity prior to 2030

Internal & 3rd party supply visibility support all go-forward revenue growth targets

 US IG Landscape  NASDAQ: ADMA

Fast Growing & Highest Margin Company in a Large and Expanding IG Market

High Market Demand & Opportunity in The US IG Market[1]


'23-30
CAGR 7%
$20bn
'15-23
CAGR 12%
$12bn
$5bn
2015
2023
2030

Whitespace for ADMA's Innovative IG Products Within the Broader Market[1]


Large Potential & Whitespace
ADMA 2%
BPL / Kedrion 5%
Octapharma 14%
Takeda 32%
Grifols 22%
CSL 25%

Pi is a Significant Market Opportunity[2]

- PI is a class of inherited genetic disorders that causes an individual to have a deficient or absent immune system due to either a lack of necessary antibodies or a failure of these antibodies to function properly
- Estimated prevalence of **1:1,200** in the U.S., or approximately **250,000** people[(2)]
- **NIH estimates 500,000 undiagnosed** PI patients in the U.S.
- Over **450 genetic defects** are responsible for PI
- Patients typically receive **monthly outpatient infusions of IVIG therapy**
- **Without this exogenous antibody** immune support, these patients would be **susceptible to a wide variety of infectious diseases**

ASCENIV AND BIVIGAM ARE BOTH INDICATED FOR THE TREATMENT OF PI

ASCENIV™ IMMUNE GLOBULIN INTRAVENOUS (HUMAN) – slra 10% LIQUID | BIVIGAM® IMMUNE GLOBULIN INTRAVENOUS (HUMAN), 10% LIQUID

70%[1]

Of immunoglobulin brands require prior authorization & prescribers are familiar with approval process

Despite Decades of IG use, Improved Therapies Still Needed

In a 40-year study of 473 patients with PI on standard IVIG[3,4]


90%
Experienced recurrent respiratory tract infection[5]
11%
Developed bronchiectasis[6]
29%
Developed chronic lung disease[6]

Significant unmet need exists in PI patients refractory to standard IG that continue to experience recurrent respiratory infection and chronic lung disease

(1) Source: Marketing Research Bureau, 2023 U.S. Fractionation Market Report, ADMA internal analysis
(2) Centers for Disease Control, National Institute of Health
(3) The broad spectrum of lung diseases in primary antibody deficiencies. Eur Respir Rev. 2018.
(4) Morbidity and mortality in common variable immune deficiency over 4 decades.
(5) The lung in primary immunodeficiencies: New concepts in infection and inflammation. Front Immunol. 2018.
(6) Subclinical infection and dosing in primary immunodeficiencies. Clin Exp Immunol. 2014.

ASCENIV™ – ADMA's Unique IG Offering

ASCENIV: FDA-Approved Protection Against Serious Infections


ASCENIV
ASCENIV

- Indicated for the treatment of patients with primary immunodeficiency (PI)
- ADMA has successfully defined appropriate use for ASCENIV by characterizing complex PI patient risk-profiles
- ADMA has positioned ASCENIV as a later-line therapy
- ASCENIV real world outcomes are driving favorable payer coverage in appropriate PI patients

THE PRODUCTION OF ASCENIV

ONLY IG PRODUCT MANUFACTURED USING PATENTED DONOR SCREENING AND PLASMA POOLING METHODS [1]

- Manufactured through a patented process using source plasma, which is acquired from donors screened using a microneutralization assay to detect and identify which donors possess naturally occurring neutralizing antibody titers to respiratory syncytial virus (RSV)
- Plasma pool is derived from a minimum of 1,000 unique donors and blends normal source plasma with RSV plasma
- Plasma collected from U.S. FDA-licensed plasma collection centers
- Meets potency requirements for 21 CFR640

Proven Efficacy in Treating Patients with PI[2]

IN A 1-YEAR STUDY OF PATIENTS WITH PI,
ASCENIV reported zero serious bacterial infections (SBIs)*

Zero serious acute bacterial infections (SBIs)*

Zero
hospitalizations due to infection
One patient from the study group was hospitalized because of a postoperative local wound infection from elective surgery

<1
unscheduled medical visits PPPY
24 out of 59 patients (41%) had a total of 54 unscheduled medical visits due to infections

1.7
missed days of work/school/activity PPPY due to infection
23 patients (39%) had a total of 93 missed days of work/school/activity due to infections out of a total of 21,535 patient days (<0.5%)

32.9
days of antibiotic use PPPY
37 patients (63%) used antibiotics due to infection (includes therapeutic use)

Patients and physicians can count on ASCENIV to reduce infection-related quality-of-life impact

Compelling real-world evidence is driving ASCENIV growth in the complex PI patient population

1. ADMA Biologics patents issued 9,107,906 – 9,714,283 – 9,815,886
2. ASCENIV Prescribing Information, ADMA Biologics, 2019

*SBIs were defined as a rate of < 1.0 cases of bacterial pneumonia, bacteremia/septicemia, osteomyelitis/septic arthritis, visceral abscess and bacterial meningitis per person-year. PPPY = per patient per year.

9

 ASCENIVTM – Making a Positive Difference for Patients with PI  We do what we do because patients are counting on us  1. ADMA Biologics patents issued 9,107,906 – 9,714,283 – 9,815,886   2. ASCENIV Prescribing Information, ADMA Biologics, 2019  Compelling Real-World Patient Testimonials  Testimonial Highlight: Kyler’s Story  “I'm so grateful that I have ASCENIV in my corner”  MEET LISA MARIE, 55-year-old nurse, married with a blended family of 5 children, living with a rare blood vessel disease in addition to PI  “Before ASCENIV, I kind of just existed”  MEET REGINA, 50-year-old elementary math tutor, married with 3 children, one of whom also has PI  “With ASCENIV, I’m looking forward to just being a kid”  MEET KYLER, 17-year-old student, passionate about sports photography and an enthusiastic lacrosse player  “Thanks to ASCENIV, I got my life back”  MEET LYNNE, 65-year-old caregiver, married with 2 children, who works with people who have developmental disabilities  “Thanks to ASCENIV, the old me is coming back“  MEET SHERRY, 51-year-old nurse, married with a daughterin college  “With ASCENIV, I’m looking forward to just being a kid”  MEET KYLER, 17-year-old student, passionate about sports photography and an enthusiastic lacrosse player  MY STORY  I was diagnosed with PI as a baby and hospitalized very often with recurrent infections.  Growing up, I missed a lot of school because I was sick all the time and had to stay home. I wasn’t able to hang out with friends or play sports like other kids my age. It felt like I had to stop doing everything.   MY PI DIAGNOSIS  While I was on other immunoglobulin treatments for PI, I was still getting infections. I was still sick almost every day to the point where we were going to doctors twice a week to try to figure out what was going on. I was spiraling; I went from a multi-sport athlete to a full-time patient. I switched to ASCENIV when I got to a point where nothing else was working.  MY EXPERIENCE WITH ASCENIV  Since starting ASCENIV, I am back to playing all my favorite sports again. For the first time, I can attend lacrosse practice with my team after a full school day; I used to have trouble just getting through classes. It really changed my outlook for the future.

High Demand & Growth Opportunity for ASCENIV Within the Broader IG Market

ADMA BIOLOGICS

250,000+ Diagnosed PI Patients & Growing	**Total Prevalence**: NIH Estimates 500k Diagnosed and Undiagnosed PI Patients in the U.S.
(TAM): Total Adressable Market ~10% (25k patients)	Levels of **severity and risk differ** across the PI population
High Demand for ASCENIV in a Sizable, Refractive TAM	Clinicians and patients **need an alternative therapeutic intervention** for underserved high-risk immunodeficient patients
Market Penetration	To date **ADMA has penetrated ~3% of its 25,000 patient TAM**[(1)]

ASCENIV™
IMMUNE GLOBULIN INTRAVENOUS (HUMAN) – slra 10% LIQUID

- **Patients with recurrent, breakthrough infections on standard IG therapy** cycle through multiple lines of products
- A sub-set of PI patients **suffer from complex co-morbidities**
- **Uncontrolled patients** are regularly unable to conduct daily activities
- **Frequent doctor office visits** and hospitalizations
- **Clinicians and patients need an additional therapeutic intervention** with a tailored composition for underserved high-risk immunodeficient patients

Significant upside potential with incremental penetration into the complex PI patient TAM

(1) Source: ADMA Company Estimates

ADMA's Innovative Commercial Model

ADMA BIOLOGICS

Commercial Infrastructure in Place to Support Growth

- ADMA has comprehensive engagement among the ~300-400 specialists that serve the target patient population including key opinion leaders

✓ ~35-person commercial team(1)

✓ Call points & end-markets are consolidated and uniquely non-promotionally sensitive

Significant Opportunities for Value Creation

- Significant, identified growth opportunities by way of both increased depth & expanded breadth of prescriber coverage
- Commercial organization is scaled & able to carry additional products

Distribution channel is well defined

- Inpatients – hospital based
- Outpatients – infusion center / physician office / homecare

✓ Independent infusion centers
✓ Home care companies
✓ Independent GPOs

HOSPITAL PHARMACY
TIER ONE INSTITUTIONS

Established distribution partners handle cold-chain products efficiently

- Have existing product serialization tracking systems

BioCare SD™ · CuraScript SD® (Caring for those who care) · FFF enterprises (Helping Healthcare Care) · cencora · McKESSON

ADMA's product portfolio offerings have overlapping prescriber call points

- Clinical immunologists
- Infectious diseases
- Critical care & emergency medicine

CLINICAL IMMUNOLOGY · INFECTIOUS DISEASE · EMERGENCY MEDICINE · HEMATOLOGY/ONCOLOGY

Established distribution network and channel partners comprehensively cover targeted call-points and sites of care

(1) FTEs in commercial segment including MSLs and field personnel

 Upside & Growth Opportunities  NASDAQ: ADMA

Production Yield Enhancement: Significant Upside Potential

ADMA's nimble manufacturing footprint allows for rapid implementation


FDA submission complete; **potential mid-2025 approval**
~20% additional IG production yields from same quantities of starting plasma
Significant upside potential from production yield enhancement
Outsized EBITDA contribution margins on incremental sale, if approved
ADMA BIOLOGICS
Yield Enhancement

- ✓ Regulatory filing successfully submitted to the FDA; **potential mid-2025 approval**
- ✓ Demonstrated ability at the commercial production scale to potentially realize ***~20% additional IG production yields from same quantities of starting plasma***
- ✓ Significant ***upside potential from production yield enhancement***, if approved
- ✓ ***Outsized EBITDA contribution margins on incremental sales*** from enhanced yield finished goods, if approved

Transformative increases to revenue and earnings growth outlooks with the potential approval of ADMA's innovative yield enhancement process

SG-001: Potential Upside Through New Product Pipeline Program

New Product Pipeline & Label Expansion

- Attractive new product and label expansion opportunities for specialty IGs targeting patient populations with high unmet needs

Lead Pipeline Program: SG-001, S. *pneumonia* IG

- Conducting an R&D program involving development of a *S. pneumoniae* hyperimmune globulin
  - Issued *S. pneumoniae* IP provides branded exclusivity through 2037+
- Leading cause of community-acquired pneumonia in the U.S., with ~1M adults developing pneumococcal pneumonia annually
- 400,000 hospitalizations and a 5-7% mortality rate

$300-500mm
Annual revenue potential

ASCENIV Pediatric

- All pediatric patients successfully completed PMC study and the clinical trial database has been locked
- sBLA to be submitted over the coming quarters – label expanding FDA-Approval potentially in the first half of 2026
- Opportunity to further strengthen ADMA's commercial product offering

Capital Efficient R&D Engine Supporting New Product Opportunities

Potential Hyperimmune Globulin Pipeline Expansion

- Issued IP for commercial product to screen hyperimmune donors, tailor compositions and form plasma pools. IP protection through 2035
- Attractive new product and label expansion opportunities for specialty IGs targeting patient populations with high unmet need
- SG-001, our lead hyperimmune pipeline program targeting *S. pneumoniae* infections is covered by a patent estate extending into 2037
- Issued IP provides for the exploration of additional hyperimmune globulins with potential utility across a range of respiratory infectious diseases

ADMA's Patented Immunotechnology


Normal
Hyperimmune

Screen and identify high-titer donors

Hyperimmune donors with high-titer antibodies to select pathogens are identified.

Proprietary testing

A proprietary microneutralization assay quantitatively measures titer levels of neutralizing respiratory syncytial virus (RSV) antibodies in hyperimmune plasma donor samples.

Tailored compositions

Tailored plasma pools are derived from a unique blend of normal source plasma and plasma obtained from the selected donors.

15

 Senior Leadership  NASDAQ: ADMA

Experienced Management Team and Board of Directors

ADMA BIOLOGICS

NAME	SELECTED CURRENT OR PAST AFFILIATIONS
Adam Grossman Founder, President, CEO & Director	MedImmune; GENESIS BPS; Genesis Bio-Pharmaceuticals, Inc.; nhs NATIONAL HOSPITAL SPECIALTIES; American Red Cross; PPTA Plasma Protein Therapeutics Association
Kaitlin Kestenberg COO & SVP Compliance	MERCK; ACORDA THERAPEUTICS
Brad Tade CFO & Treasurer	pci PHARMA SERVICES; Baxter; BD
Steven Elms Chairman	AISLING CAPITAL; HAMBRECHT & QUIST Investment Banking for the New Economy; LOXO ONCOLOGY
Dr. Jerrold Grossman Founder & Vice Chairman	GENESIS BPS; Genesis Bio-Pharmaceuticals, Inc.; nhs NATIONAL HOSPITAL SPECIALTIES; immuno improving life through science; New York Blood Center
Lawrence Guiheen Director	Baxter; PPTA Plasma Protein Therapeutics Association; KEDRION BIOPHARMA; Wellstat Therapeutics SCIENCE. MEDICINE. HEALTH.
Young Kwon, Ph.D. Director	LIGHTSTONE VENTURES; Momenta Driven by impossible; Biogen; ALCHEMAB THERAPEUTICS
Alison Finger Director	bluebirdbio; Bristol Myers Squibb; Decibel THERAPEUTICS; vbl THERAPEUTICS
Eduardo Rene Salas Director	EY Building a better working world; Intra-Cellular THERAPIES; embody Repair. Regenerate. Restore.; Wellstat Therapeutics SCIENCE. MEDICINE. HEALTH.

 Financials  NASDAQ: ADMA

 Rapidly growing revenue and earnings growth, with uniquely durable asset base   $1B+ annual revenue opportunityprior to 2030  2025 forecasted Adjusted EBITDA margins of ~45%  Significant ongoing margin expansion anticipated to 2030 and thereafter  ~45% adj. EBITDA Margin  ~50% adj. EBITDA Margin  Revenue  Adj. EBITDA  Net Income  2025 Guidance  2026 Guidance  Forecasted Financial Guidance  Annual Revenue Potential Prior to 2030  Rapid Revenue and Earnings Growth Trajectory  HIGHLIGHTS  Significant revenue and earnings growth outlook

 Financial Overview  Financial Overview  Three Months Ended   September 30, 2024   Three Months Ended   September 30, 2023  Revenues  $119.8M  $67.3M  Gross Profit  $59.7M  $24.7M  Adjusted EBITDA(1)  $45.4M  $12.7M  Net Income  $35.9M  $2.6M  Cash and cash equivalents  $86.7M  $74.2M  Total assets   $390.6M  $349.0M  Total liabilities  $158.7M  $197.6M  Total stockholders' equity  $231.9M  $151.4M  Weighted Avg. Diluted Common Shares Outstanding  244.8M  233.8M  (1) Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Adjusted EBITDA to the most comparable GAAP measure, please see the Company’s earnings releases and SEC filings, as well as a reconciliation in the appendix   Preliminary Unaudited Est. Total Revenue For FY 2024   Total Cash on Hand YE 2024  ~$425M  $100M+

 Appendix - Non-GAAP Reconciliation   (1) Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Adjusted EBITDA to the most comparable GAAP measure, please see the Company’s earnings releases and SEC filings, as well as a reconciliation in the appendix   (In US Millions)  3Q24  2Q24  1Q24  4Q23  3Q23  2Q23  1Q23   GAAP Net Income (Loss)  $35.90   $32.10   $17.80   ($17.60)  $2.60   ($6.40)  ($6.80)   Loss on extinguishment of debt  $26.20   IT systems disruption  $2.80      Adjusted Net Income (Loss)  $35.90   $32.10   $17.80   $8.50   $2.60   ($3.60)  ($6.80)   Depreciation   $1.90  $1.90  $1.90  $1.90  $1.90  $1.90  $1.90   Amortization  $0.00   $0.10   $0.20   $0.20   $0.20   $0.20   $0.20    Income Taxes  $0.80   $3.80   $0.60   $0.00   $0.00   $0.00   $0.00    Interest expense (Income)  $3.50   $3.80   $3.80   $6.20   $6.40   $6.30   $6.10    EBITDA  $42.20   $41.70   $24.30   ($9.30)  $11.10   $2.00   $1.40    Stock-based compensation  $3.20   $2.90   $2.10   $1.70   $1.70   $1.60   $1.10    IT systems disruption  $2.80   Loss on extinguishment of debt  $26.20   Adjusted EBITDA(1)  $45.40   $44.50   $26.40   $18.60   $12.70   $6.40   $2.50

ADMA Investment Highlights

SMART: Structural Demand, Manufacturing Optimizations, Advanced Tech, Raw Material Supply, Top-Tier Growth Outlook



Optimized cGMP
Robust, sustainable, and controlled manufacturing process

Integrated Collection & Production
State-of-the-art production capabilities and long-term raw material plasma supply to reach revenue potential

Clear Path to $1bn+ Ann. Revenue Opp. Prior to 2030 & Top Tier Earnings Growth Outlook
Underpinned by drivers with realistic & highly achievable assumptions. Significant ongoing margin expansion to 2030 and thereafter

Structural Demand in Large IG Market
Significant whitespace in ADMA's TAM comprised of severe immune compromised PI patient population(1)

Highly Durable & Significant Longevity
Strong IP, significant natural barriers (reg., production timelines, capital investments) & no known generic/biosimilar risks provide for durability into late 2030's & beyond

Top-tier revenue and earnings growth, unique asset durability, vertically integrated biopharma company driving innovation in the specialty biologics market

(1) Source: ADMA Company Estimates; Refractive; comorbid immunocompromised PI patients.